UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 15, 2005
                                                 -------------------------------

                                   DeVry Inc.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                 1-13988                 36-3150143
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 (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


   ONE TOWER LANE, OAKBROOK TERRACE, IL                    60181
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (630) 571-7700
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Total number of pages: 5


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


                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                      Page No.


Item 8.01 - Other Events                                                 3

Signatures                                                               3

Press Release dated December 15, 2005                                   4-5












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


Item 8.01 - Other Events

On December 15, 2005, DeVry Inc. issued a press release announcing that it plans to offer for sale its DeVry University building and land located at 22801 Roscoe Boulevard in West Hills, California. The University plans to remain in the San Fernando Valley area and is considering other new facilities in the vicinity to meet current and future student demand. The full text of that press release is on pages 4-5 of this Form 8-K.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      DEVRY INC.
                                                 -------------------
                                                     (REGISTRANT)


Date: December 15, 2005                          /s/ Norman M. Levine
                                                 --------------------
                                                 Norman M. Levine
                                                 Senior Vice President and
                                                 Chief Financial Officer


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